CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS NOT MATERIAL AND (I) WOULD BE COMPETITIVELY HARMFUL TO THE REGISTRANT IF PUBLICLY DISCLOSED OR (II) IS INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH INFORMATION HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Distribution Agreement between

ZO® SKIN HEALTH, INC.

&

CUTERA, INC

August 5, 2013

DISTRIBUTION AGREEMENT

THIS DISTRIBUTION AGREEMENT is made on August 5, 2013, and shall become effective on October l , 2013 (the "Effective Date") by and between ZO SKIN HEALTH, INC., a company established and existing under the laws of the State of California, having its principal place of business at 1 Technology Drive, Suite B-123, Irvine, CA 92618, USA, ("ZO SKIN HEALTH") and CUTERA, INC., a corporation organized and validly existing under the laws of Delaware, having its principal place of business at 3240 Bayshore Blvd., Brisbane, CA 94005, USA (" Distributor''). ZO SKIN HEALTH and the Distributor are sometimes referred to herein collectively as the "Parties'' and individually as "Party."

RECITALS

WHEREAS, ZO SKIN HEALTH develops and markets a line of products known as " ZO Medical," as described in Section 1.8 below and Exhibit A attached hereto and incorporated herein by this reference, but contracts to have the Products manufactured for it by unaffiliated manufacturing businesses;

WHEREAS, ZO SKIN HEALTH desires to have Distributor distribute the Products and Related Products (defined in Section 3 hereof) in the Territory identified below; and

WHEREAS, ZO SKIN BEALTH and Distributor deem it to be in their mutual best interests to enter into an agreement whereby Distributor shall be appointed as an exclusive distributor of the Products and Related Products in the Territory and under the terms and conditions set for below.

NOW THEREFORE, in consideration of the recitals set forth above and the terms, conditions and mutual covenants set forth below, the Parties agree as follows:

1.    DEFINITIONS

For purposes of this Agreement, the following words shall have the following meanings:

1.1    “Affiliate” means, with respect to any specific entity, any other entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified entity, or has a contractual relationship with such specified entity.

1.2    “Agreement” means this Distribution Agreement and all exhibits, schedules and annexes which are attached to this Agreement from time to time and form a part hereof.

1.3    “Channels of Distribution” means distribution through physicians' offices and medical spas where a physician is on-site and responsible for administering of the Products; but, it excludes all other channels of distribution .including resort spas, mass merchants, warehouse clubs, traditional food and drug stores, web sites and e-tailers (e.g., drugstore.com, etc.). The Products and Related Products sold to Distributor under this Agreement may be resold over the internet through Distributor’s website for the sole purpose of fulfilling orders of existing Customers. No other internet sales are authorized by this Agreement. Distributor agrees to establish and maintain appropriate measures to ensure that the Products and Related Products are

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only distributed within the Territory and sold pursuant to the terms of this Agreement.

1.4    “Confidential Information” is defined in Section 13.l hereof.

1.5    “Customer” means any entity or business described in Section 1.3 who used or uses the Products and Related Products in servicing its clients, who purchases the Products and Related Products from the Distributor or an approved sub-distributor in the Territory for resale or for use solely within the Channels of Distribution in the Territory.

1.6    “Distributor Purchase Prices” means the prices payable by Distributor to ZO SKIN HEALTH as consideration for the purchase by Distributor of the Products and Related Products, as set forth in Exhibit A, as may be unilaterally amended from time to time by ZO SKIN HEALTH after 60days' advance written notice to Distributor.

1.7    “ZO SKIN HEALTH Marks” means the trademarks, trade names and service marks, domain names, and logos of ZO SKIN HEALTH and other commercial symbols identifying ZO SKIN HEALTH or the Products and Related Products and/or other products and services of ZO SKIN HEALTH, including those set forth in Exhibit C, and those developed in the future, as the same may be modified, deleted or supplemented at any time upon written notice from ZO SKIN HEALTH.

1.8    “Products” means the "ZO Medical" line of skin care products produced by or for ZO SKIN HEALTH as described in Exhibit A, which exhibit may be unilaterally amended by ZO SKIN HEALTH after 60 days' advance written notice to Distributor, thereby adding and deleting Products available for distribution from time to time.

1.9     “Proprietary Information” is defined in Section 13.1.

1.10“SKU” or a "Stock Keeping Unit" is an identifier to permit the tracking of Products or Related Products by unit, type of Product or Related Product or one or more particular Product or Related Product.

1.11 “Territory” means the country(ies) set forth in Exhibit A, including, without limitation, their territories and possessions and any other geographic area agreed upon in writing by the Parties for the exercise of Distributor's rights and obligations in this Agreement.

1.12 “Trade Secrets” is defined in Section 13.1.
2.    APPOINTMENT

2.1    Grant of Rights. ZO SKIN HEALTH hereby grants to Distributor, and Distributor hereby accepts, upon the terms and conditions set forth in this Agreement, the exclusive right to promote, market, sell, distribute through itself and approved sub-distributors, if any, the Products and Related Products to Customers located within the Territory for sale or use within the Territory and only within the Channels of Distribution.

2.2    Technical and Sales Literature License. During the term of this Agreement, and subject to its terms and conditions, ZO SKIN HEALTH grants to Distributor a nonexclusive,

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nontransferable, royalty free license, to use those ZO SKIN HEALTH Marks which are related to the Products and Related Products and the ZO SKIN HEALTH sales and technical literature and materials to exclusively promote, market, sell and distribute the Products and Related Products in the Territory.
2.3    Sales Outside the Territory, Channels of Distribution; Internet Sales. Unless specifically authorized in writing by ZO SKIN HEALTH, Distributor shall not: (a) through itself, or any sub-distributor or Customer, distribute, sell or otherwise provide the Products or Related Products outside the Territory or outside the Channels of Distribution; (b) advertise, promote or solicit Customers for the Products or Related Products outside the Territory or outside the Channels of Distribution; (c) sell or distribute the Products or Related Products to any sub-distributor or Customer who it knows sells the Products or Related Products outside the Territory or outside the Channels of Distribution; (d) promote or sell the Products or Related Products to the general public using the Internet; (e) sell or distribute the Products or Related Products to any sub-distributor or Customer who it knows sel1s the Products or Related Products on its website; and (f) sell or distribute the Products or Related Products to any sub distributor or Customer who it knows promotes or sells the Products or Related Products to the general public using the Internet. Distributor and ZO SKIN HEALTH shall monitor Distributor's and, if applicable, its sub-distributors' distribution and sale of the Products and Related Products to insure that the Products and Related Products are not, directly or indirectly, being redistributed or resold outside the Territory or outside the Channels of Distribution. Distributor shall be responsible for any violation of this section by it or any person or entity who receives the Products or Related Products, directly or indirectly, from Distributor. Distributor shall immediately terminate any sub-distributor agreement or Customer agreement and immediately stop selling to a sub-distributor or Customer if it learns that the sub-distributor or Customer, directly or indirectly, distributed the Products or Related Products outside the Territory or outside the Channels of Distribution; by doing so, Distributor shall not be in breach of this Agreement as a result of such activity by the sub-distributor or Customer. Except as otherwise specifically provided herein, any violation of this Section 2.3 shall be deemed an immediate, incurable breach of this Agreement which constitutes grounds for termination of this Agreement by ZO SKIN HEALTH, in addition to any other remedies available to ZO SKIN HEALTH under this Agreement, at law or in equity. Notwithstanding the immediately preceding sentence, if there is not a pattern of violations of this Section 2.3, as determined by ZO SKIN HEALTH, in its discretion, then Distributor shall have a period of 30 days to cure the breach after receipt of written notice of such violation from ZO SKIN HEALTH. Waiver by ZO SK.IN HEALTH of any violation of this section by Distributor or Distributor's sub distributors or their Customers shall not constitute a waiver of any other violations under this section. For purposes of this Section 2.3, the term “indirectly” refers to actions by: (a) a subdistributor, (b) a Customer, (c) any Affiliate of Distributor, or a sub-distributor or Customer, or
(d) any person or business specifica11y directed by Distributor, or a sub-distributor or Customer, or an Affiliate of any of them, to circumvent the provisions set forth above.
2.4    Reserved Rights. Except as otherwise set forth in this Agreement, no express or implied right is granted to Distributor regarding the Products or Related Products, the ZO SKIN HEALTH technical and sales literature or the ZO SKIN HEALTH Marks. Distributor acknowledges that all copyright, patent, trade secret and other intellectual property rights in and to the Products and that ZO SKIN HEALTH may have in the Related Products, ZO

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SKIN HEALTH technical and sales literature and the ZO SKIN HEALTH Marks are the sole property of ZO SKIN HEALTH. ZO SKIN HEALTH reserves all rights not expressly granted herein.

2.5    Sub-Distributors. As of the Effective Date, the Parties do not intend for Distributor to have the right to use sub-distributors. Consistent therewith, Distributor shall not, without the prior written consent of ZO SKIN HEALTH, which consent may be withheld by ZO SKIN HEALTH in its sole and absolute discretion, appoint .any third party as a sub-distributor of Distributor (“sub distributor”), which includes without limitation Distributor selling or consigning Products or Related Products to any person or entity that is not a Customer, to promote, market, distribute and/or sell the Products and Related Products within the Territory. Distributor shall submit to ZO SKIN HEALTH for written approval prior to Distributor engaging a sub-distributor to promote, market distribute and/or sell the Products or Related Products, Distributor’s written agreement with the sub-distributor, which shall contain at least the contractual obligations and rights set forth in Exhibit E attached hereto. The rights granted to a sub-distributor shall not, in any event, be greater than the rights of Distributor under the terms of this Agreement; and, Distributor shall remain primarily responsible for any and all actions taken by sub-distributor.

2.6    Pricing. The following provisions of this Section 2.6 shall be effective to the extent that they do not violate the laws of Japan. If, at any time, it is determined that the following provisions violate Japanese law, then to the extent prohibited by law, they shall not be followed by the Parties. ZO SKIN HEALTH will provide Distributor from time to time in writing with a suggested price at which the Products and Related Products should be sold to Customers. In the event Distributor or its sub-distributor shall sell Products or Related Products to its Customers at a price below the suggested price to Customers (such factual circumstances are hereafter referred to as the “Pricing Default”), ZO SKIN HEALTH may on thirty (30) days’ advance written notice to the Distributor or sub-distributor terminate the Distribution Agreement or sub-distributor
. agreement. Distributor hereby appoints ZO SKIN HEALTH as its attorney in fact, which appointment is coupled with an interest, for the sole purpose of terminating a sub-distributor pursuant to the foregoing sentence. If a Pricing Default arises from the conduct of a sub distributor, rather than Distributor, then Distributor shall immediately stop selling the Products and Related Products to that entity upon learning of that conduct by written notice from ZO SKIN HEALTH or otherwise; by doing so, Distributor shall not be in breach of this Agreement as a result of such activity by the sub-distributor. Failure of ZO SKIN HEALTH to terminate the
Distributor or a sub distributor within ninety (90) days from a Pricing Default shall constitute a waiver of its termination rights for that particular occurrence, but not for any other Pricing Defaults.

3.    ADDITIONAL PRODUCTS

3.1    Related Products. ZO SKIN HEALTH may from time to time offer products for sale related to the “ZO Medical” line of products which are not listed in Exhibit A (“Related Products”). Such Related Products, new or not, may be unilaterally added to Exhibit A by ZO SKIN HEALTH at any time and shall thereafter become subject to this Agreement. If ZO SKIN HEALTH, in its sole discretion, chooses to distribute such Related Products in the Territory during the term of this Agreement, ZO SKIN HEALTH shall offer Distributor the exclusive right to promote, market, sell and distribute such Related Products in the Territory

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within the Channels of Distribution, subject to the terms of this Agreement, which offer shall be open for acceptance for a period no longer than thirty (30) days. In the event Distributor chooses not to accept ZO SKIN HEALTH’s offer to include any such Related Products as a part of its Minimum. Product Purchases under Section 4.l(a) hereof , ZO SKIN HEALTH may enter into distributor agreements with other distributors in the Territory for the distribution of such Related Products to Customers without further obligation to Distributor.

3.2    Excluded Products. Not included in the products which are subject to this Agreement are products sold under the label “ZO Skin Health.” Absent a separate written agreement executed by both Distributor and ZO SKIN HEALTH for that label, Distributor has no right to distribute such products. In the event Distributor and ZO SKIN HEALTH enter into an agreement for distribution of the “ZO Skin Health” line of products, a breach of that agreement shall be deemed a breach of this Agreement; if that agreement is terminated as a result of the breach, this Agreement shall also be terminated as a result of such breach.

3.3    Cooperation with Distributor of ZO Skin Health Products. If Distributor is not also selling the “ZO Skin Health” line of products, then Distributor shall reasonably cooperate with the entity engaged by ZO SKIN HEALTH to sell the “ZO Skin Health” line of products in the Territory so as to enhance the mutual success of that entity and Distributor in their respective spheres.

4.    GENERAL OBLIGATIONS OF DISTRIBUTOR

4.1    Minimum Purchase Requirement.

(a)    Minimum Product Purchases. Subject to Section 3 above, Distributor must purchase all Products and Related Products offered from time to time by ZO SKIN HEALTH to the Distributor.

(b)    Minimum Purchase Requirement. During the term of this Agreement, Distributor shall make at least the minimum purchases of Products and Related Products from ZO SKIN HEALTH as required by Exhibit A. Purchases counted toward the Minimum Purchase Requirement for any period provided for herein shall be based upon ZO SKIN HEALTH’s net invoice prices for the Products and Related Products which are paid by Distributor prior to the expiration of the applicable calendar year.

(c)    Termination of Distributor Rights. In the event that the Distributor fails to achieve the Minimum Purchase Requirement set forth above in any calendar year, then Distributor shall arrange to meet with ZO SKIN HEALTH during the first quarter following the end of the year in question to discuss developing an improvement plan and/or changing the Minimum Purchase Requirement for future periods. Both ZO SKIN HEALTH and Distributor have the obligation to negotiate in good faith; however, ZO SKIN HEALTH shall not be required to accept a lower Minimum Purchase Requirement. If they fail to develop an improvement plan or agree to a revised Minimum Purchase Requirement for future periods, then the failure shall constitute grounds, at ZO SKIN HEALTH's sole discretion, to terminate this Agreement, which it may do at any time during the second quarter following the end of

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the year in question. Waiver by ZO SKIN HEALTH of any failure to meet the Minimum Purchase Requirement shall not constitute a waiver of any rights that ZO SKIN HEALTH may have with respect to any other failure to meet the Minimum Purchase Requirement.

(d)    Notwithstanding subsections (a) through (c) above, if Distributor also has a contract with ZO SKIN HEALTH for distribution of its “ZO Skin Health” line of products, then Distributor may fail to reach the Minimum Purchase Requirement under this Agreement by ten xxxxxxxxx) or less without violating this Agreement if the cumulative total purchases under both this Agreement and the agreement for the “ZO
Skin Health” line of products equals or exceeds the sum of the Minimum Purchase Requirements under both agreements.

4.2    Promotion and Marketing. Distributor shall use commercially reasonable efforts to further the promotion, marketing, sale and distribution of the Products and Related Products in the Territory. including but not limited to, building brand awareness and value. During the term of this Agreement, the Distributor shall expend on a calendar year basis, for the advertising of the Products and Related Products in the Territory through media advertisements, public relations, promotions, merchandising, tradeshows, workshops, and displays (in each case as previously approved by ZO SKIN HEALTH in writing), not less than an amount equal to xxx of net sales of the Product and Related Products made during such calendar year, at the discretion of the Distributor. Notwithstanding anything herein to the contrary, no payroll costs of any kind (including, without limitation, salaries and/or commissions payable to beauty consultants) shall be applied toward the minimum advertising expenditures required pursuant to this section. The cost of general media (including agency fees, production fees and cooperative advertising); gift-with-purchase; promotion displays and their installation costs; public re1ations activities; samples and testers; and Collateral Materials may be applied toward the minimum advertising expenditure required above. Distributor shall upon written request provide ZO SKJN HEALTH with documentation of all such expenditures as well as photographs, ad copy, and all other relevant documents relating to its public relations efforts. ZO SKIN HEALTH may, in its reasonable discretion, prepare promotional programs for the Products and Related Products in the Territory and Distributor agrees to cooperate with ZO SKIN HEALTH in sales or promotional programs prepared by ZO SKIN HEALTH. Distributor shall not make, nor permit its sub-distributors to make, any materially misleading or untrue statements concerning the Products or Related Products. In addition:

(a)    Distributor shall maintain an office and well-trained staff to promote the sale of the Products and Related Products, and to solicit orders for them.

(b)    Distributor shall provide full and accurate advice and assistance to Customers when soliciting orders for Products and Related Products.

(c)    Distributor shall handle promptly, efficiently, courteously and properly all inquiries, quotations, correspondence, orders and complaints in connection with the Products and Related Products.

(d)    Distributor shall promptly inform ZO SKIN HEALTH of any complaints

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that it receives that are of either a material or a recurring nature.

(e)    Distributor shall use its best commercial effort to ensure that the location and display of the Products and Related Products in each location in which the Products and Related Products are sold in the Territory will be at least as favorable as the location of any similar or competitive products.

(f)    If Distributor shall be affiliated with any customer of the Products and Related Products, Distributor shall not favor such Affiliate over any other customer.

(g)    Distributor shall make no representation, guarantee or warranty, either express or implied, with respect to any Product or Related Product, beyond those contained in ZO SKIN HEALTH approved package labels and products instructions, without the express written consent of ZO SKIN HEALTH or as otherwise required by the laws of the jurisdiction in which the Products and Related Products are offered for sale in the Territory. Distributor shall not have the right, power or authority to make any representation, guarantee or warranty on behalf of ZO SKIN HEALTH. Distributor shall not make or cause to be made or authorize any modifications or additions to the Products or Related Products without the express prior written consent of ZO SKIN HEALTH.

(h)    Distributor shall at all times keep and maintain at its office set forth above accurate accounts and records of all transactions pertaining to the Products and Related Products and to this Agreement. All such accounts and records shall be retained by Distributor during the term of this Agreement and for a period of three (3) years after the date of any termination of this Agreement and, upon mutual consent of the Parties, shall be subject to examination and audit by ZO SKIN HEALTH or its authorized representative, during normal business hours. Distributor shall at all times promptly make available to ZO SKIN HEALTH such of its records as are necessary for ZO SKIN HEALTH to fulfill any recall or other obligation it deems necessary under any applicable law, rule or regulation and such obligations shall survive and continue after termination of this Agreement.

4.3    Competing Products. During the term of this Agreement, Distributor shall not sell, distribute, market, advertise or solicit purchase orders for any product that is competitively positioned in the Territory with ZO SKIN HEALTH's products, including without limitation, the Products and Related Products. However, notwithstanding the immediately preceding sentence, the Distributor shall have the right to distribute the inventory of competitively positioned products that it purchased prior to the Effective Date of this Agreement until the end of business on March 31, 2014; except that, those products listed on Exhibit F attached hereto and incorporated herein by this reference may be purchased and sold by Distributor until the end of business on September 30, 2015. The term "competitively positioned" refers to medical and cosmeceutical skin care products marketed and sold through the Channels of Distribution . Except as provided above, Distributor shall promptly terminate any sub-distributor who without the written consent of the Parties sells, distributes, markets, advertises or solicits purchase orders for any product that is competitively positioned with ZO SKIN HEALTH's products in the Territory. Distributor shall advise ZO SKIN HEALTH in writing of (i) any known or suspected duplication of the Products or Related Products, (ii) competitors in the

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Territory competing with the Products and Related Products, and (iii) any change in regulations and/or practices within the Territory affecting the use of the Products and Related Products. Distributor and its sub-distributors, if applicable, shall at all times make ZO SKIN HEALTH’s Products and Related Products the primary focus of their marketing and sales efforts.

4.4    Business Plan and Reporting. By the 1st business day of November, 2013, Distributor shall create a business plan (“Business Plan'”) for the marketing, distribution and sale of Products and Related Products in the Territory and by October lst of each year prepare the same for the following calendar year. The Business Plan shall include a description of the Distributor's sales organization (including that of any sub-distributors), a competitive market analysis, methods of distribution, a marketing plan, projected quarterly sales by Products and Related Products, and such other information ZO SKIN HEALTH may reasonably request from time to time. Following the end of each calendar year during the term of this Agreement, but no later than March 15th of the following year, Distributor shall send to ZO SKIN HEALTH a report containing the number of accounts, the nature of the accounts, a market review, etc., in form and substance mutually agreed to by ZO SKIN HEALTH and Distributer.

4.5    Governmental Requirements. Subject to the terms of this Agreement, Distributor shall, and shall require its sub-distributors to (i) comply with all applicable laws and regulations of the United States and the Territory, including but not limited to, export laws and restrictions and regulations of the United States Department of Commerce or other United States or foreign agency or authority, and shall not export, or participate in any transaction which may involve the export or re-export of any Products or Related Products in violation of any such restrictions, laws or regulations; (ii) assist ZO SKIN HEALTH in obtaining any required registrations, licenses and permits for the Products and Related Products and the marketing, sale and distribution of the Products and Related Products in the Territory by supplying such documentation or information as may be reasonably requested by ZO SKIN HEALTH; and (jii) obtain and maintain during the term of this Agreement all governmental approvals and licenses necessary to import the Products and Related Products into the Territory. If any governmental registration, license or approval for the marketing, sale and distribution of the Products and Related Products is required, Distributor shall obtain ZO SKIN HEALTH’s written approval prior to commencing any registration or approval process. Unless otherwise required by applicable law, all registrations, licenses and approvals for the Products and Related Products and the distribution of the Products and Related Products in the Territory shall be in the name of and shall be solely owned by ZO SKIN HEALTH. ZO SKIN HEALTH will reimburse Distributor for any pre-approved and reasonable fees for assistance in obtaining such registrations, licenses and approvals that are in ZO SKIN HEALTH's name or that are transferred to ZO SKIN HEALTH on termination of this Agreement. Distributor shall provide ZO SKIN HEALTH with a copy of all registrations, licenses and approvals obtained or received for the Products and Related Products and for the distribution of the Products and Related Products in the Territory within five (5) business days of Distributor's receipt of each such registration, license and approval. Should Distributor, either prior to this Agreement or at any time after execution of this Agreement, obtain a registration, license or approval for the Products and Related Products or for the distribution of the Products and Related Products in the Territory, Distributor agrees to immediately take the appropriate action to transfer such registration, license or approval to ZO SKIN HEALTH as required above and as is consistent

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with the spirit and intent of this Section 4.5. In furtherance of, but without limiting the foregoing, Distributor represents that it has read, understood and will comply and cause its sub distributors to comply with the anti-bribery provisions of the U.S. Foreign Corrupt Practices Act. Distributor covenants and agrees that it shall promptly notify ZO SKIN HEALTH of any disciplinary action or change in status with regard to any license, permit or authorization required by law. For its pact, ZO SKIN HEALTH recognizes the need for the Distributor to comply with all local legal requirements and that from time to time such legislation may prevent the Distributor from fully complying with one or other terms of this Agreement. In such cases, providing sufficient evidence is provided, ZO SKIN HEALTH will not deem a failure to comply with that term or condition a breach of this Agreement.

4.6    Distributor Expenses. Except as provided in Section 4.5, Distributor assumes full responsibility for all its own costs and expenses incurred in carrying out its obligations under this Agreement, including but not limited to all rents, salaries, commissions, advertising, translations of documents and materials, demonstration, travel and accommodation for the employees, agents, representatives or other personnel of Distributor.

4.7    Marketing Materials. All marketing materials created by or for Distributor or for any sub-distributor relating to the Products and Related Products shall be approved in writing within 7 days of submission by ZO SKIN HEALTH prior to use by Distributor or any sub distributor. Such marketing materials shall contain copyright, trademark and accreditation notices as prepared by ZO SKIN HEALTH. An approved sub-distributor shall not be permitted to create any marketing materials with respect to Products or Related Products. Further, the name “ Obagi” may only be used to sell, market, or advertise products or services if “Obagi” is part of the phrase “ by Zein Obagi, M.D.” and so long as the phrase “by Zein Obagii, M.D.”
appears in a font size not materially different than the proportional relationship to the font size of “ZO ® MEDICAL” that is shown in Exhibit C.    Any violation of the requirements set forth in the immediately preceding sentence shall be considered a material breach of this Agreement.

4.8    Quarterly Forecast. Distributor shall provide ZO SKIN HEALTH with reports of its activities, competitor activities, and other information regarding the Products and Related Products and the markets for them in the Territory in such detail and with such frequency as ZO SKIN HEALTH shall reasonably require from time to time. In order to help ZO SKIN HEALTH provide inventory on a timely and consistent basis to Distributor, Distributor agrees to provide to ZO SKIN HEALTH on a quarterly basis a twelve (12) month rolling forecast of Distributor’s projected purchase orders (including that of sub-distributors) on the form attached hereto as Exhibit B. Distributor's provision of the above-mentioned forecast shall not be interpreted as a commitment from Distributor to buy any Products or Related Products in excess of Distributor's Minimum Purchase Requirement, unless otherwise agreed to in writing by the Parties.

4.9    Development of Faculty. ZO SKIN HEALTH anticipates that Dr. Zein Obagi will, from time to time, conduct seminars and make other public appearances to promote ZO SKJN HEALTH products within the Territory, for the mutual benefit of ZO SKIN HEALTH and Distributor. Dr. Obagi’s standard personal appearance fee will be borne by Distributor, and a separate personal appearance contract will be executed by and between Dr. Obagi and Distributor

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prior to any such appearance. ZO SKIN HEALTH and Dr. Obagi intend to associate with other qualified physicians to form a faculty of professionals who are trained and qualified to conduct seminars and other public appearances either 'in conjunction with Dr. Obagi or on his behalf. Distributor agrees to use its best efforts to help locate suitable physicians who are willing, able, and qualified to become part of that faculty, and to make introductions or otherwise facilitate a relationship between those physicians and ZO SKIN HEALTH.

4.10    Free Goods. ZO SKIN HEALTH will provide xxx of Net Sales as Free Goods and Related Products and collaterals in the first year of this Agreement; for each year thereafter, the above percentage shall be xx.

5. GENERAL OBLIGATIONS OF ZO SKIN HEALTH

5.1    General. ZO SKIN HEALTH shall use commercially reasonable efforts to maintain and enhance the reputation, usefulness, and acceptance of its Products and Related Products and to assist Distributor in all reasonable ways to promote the sale of the Products and Related Products in the Territory.

5.2    Distributor Training. ZO SKIN HEALTH shall provide initial training on the Products and Related Products and subsequent training upon the release of new Products or new Related Products that are subject to this Agreement. The date, duration, content and location of the initial training and training relating to any new Products or Related Products shall be as ZO SKIN HEALTH determines from time to time to be reasonable and appropriate after communicating with and considering the interests of Distributor. Notwithstanding the foregoing, Distributor and ZO SKIN HEALTH shall each bear their own costs of travel and living expenses for their own personnel to participate in training, whether for initial or subsequent training for the release of new Products or Related Products. If training is provided at Distributor's location, Distributor shall provide reasonable training facilities without expense to ZO SKIN HEALTH. Distributor shall be solely responsible for any other training of its sales staff.
5.3    Marketing Support. ZO SKIN HEALTH shall provide Distributor with an electronic and one hard copy of ZO SKIN HEALTH’s marketing materials in English. Distributor shall provide language translations of such materials that Distributor plans to use within the Territory to ZO SKIN HEALTH at Distributor’s sole expense. Distributor shall not change the literal meaning of the ZO SKIN HEALTH technical information or sales literature or materials provided to it without Distributor providing ZO SKIN HEALTH with an accurate interpretation of any changes and securing ZO SKIN HEALTH’s express written permission for the changes. Such translated material shall be in conformity with the requirements of Section 4.7 hereof and shall be produced at Distributor’s sole expense.

6.    PURCHASE OF PRODUCTS, RELATED PRODUCTS AND SERVICES

6.1    Purchase Orders and Delivery. Distributor shall order Products and Related Products only from ZO SKIN HEALTH. All purchases of Products and Related Products by Distributor from ZO SKIN HEALTH hereunder shall be purchased and paid for at the Distributor Purchase Prices. Products and Related Products ordered by Distributor from ZO

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SKIN HEALTH will be delivered by ZO SKIN HEALTH directly to the Distributor’s designated freight forwarding agent. ZO SKIN HEALTH shall use commercially reasonable efforts to deliver ordered Products and Related Products within thirty (30) days of the date of receipt of a purchase order from Distributor. All Products and Related Products with a stated shelf life of more than two years shall have a minimum of 24 months of remaining shelf life at the time of shipment from ZO SKIN HEALTH to Distributor, and all Products and Related Products with a stated shelf life of two years shall have a minimum of 18 months of remaining shelf life at the time of shipment from ZO SKIN HEALTH to Distributor.

6.2    Modification of Orders. All order(s) of Distributor are non-cancelable, non refundable and non-exchangeable, except as otherwise agreed to in writing by the Parties. All order(s) placed with ZO SKIN HEALTH by Distributor for Products and Related Products shall be made through the submission of a purchase order in the form required by ZO SKIN HEALTH from time to time.

6.3    Delivery Terms. All deliveries of the Products and Related Products shall be FOB ZO SKIN HEALTH’s manufacturing or warehouse facility. ZO SKIN HEALTH shall consign each shipment to the freight forwarding agent and customs broker specified by Distributor in the purchase order.

6.4    Title. Title to each of the Products and Related Products shall transfer upon consignment and delivery by ZO SKIN HEALTH at ZO SKIN HEALTH’s facility to the freight forwarding agent specified in Distributor’s purchase order. ZO SKIN HEALTH may, but is not required to, purchase insurance for loss, damage or theft of Products and/or Related Products while they are in transit and it may charge Distributor for any such insurance purchased.

6.5    Acceptance of Products and Related Products. ln the event of any shortage, damage or discrepancy in or to a shipment of Products or Related Products, Distributor shall promptly report the same to ZO SKIN HEALTH and furnish such written evidence or other documentation as ZO SKIN HEALTH may deem appropriate. ZO SKIN HEALTII shall not be liable for any such shortage, damage or discrepancy unless ZO SKIN HEALTH has received sufficient notice and evidence thereof from Distributor within thirty (30) days from ZO SKIN HEALTH’s delivery of the Products or Related Products to Distributor’s freight forwarding agent. If such evidence demonstrates to ZO SKIN HEALTH's satisfaction that ZO SKIN HEALTH is responsible for such shortage, damage or discrepancy, ZO SKIN HEALTH shall at its sole obligation promptly deliver additional or substitute Products or Related Products to Distributor therefor.

6.6    Return of Defective Products or Related Products. ZO SKIN HEALTH shall use reasonable commercial efforts to supply Distributor with Products and Related Products manufactured in accordance with applicable good manufacturing practices. In the event Products and Related Products which are delivered to Distributor are not commercially acceptable in the ordinary course of business in the Territory and the Products or Related Products were delivered by ZO SKIN HEALTH to Distributor within one hundred twenty
(120) days from ZO SKIN HEALTH’s receipt of written notice of defect from Distributor, ZO SKIN HEALTH shall reasonably replace the Products or Related Products (the

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"Defective Product") or credit Distributor for the purchase price reflected on the invoice for the Defective Product, provided Distributor: (a) has obtained ZO SKIN HEALTH’s prior written consent to return or destroy the Defective Product, that will not be withheld unreasonably; and (b) Distributor returns or destroys with ZO SKIN HEALTH’s prior approval the Defective Product within ninety (90) days from the date of receipt of the written consent to return or destroy from ZO SKIN HEALTH to Distributor accompanied by a completed Product Complaint Form, in the form attached hereto as Exhibit D. All costs associated with the return or destruction of the Defective Product will be borne by ZO SKIN HEALTH. The provisions of this Section 6.6 shall constitute Distributor's sole and exclusive remedy with respect to Defective Products. Distributor shall provide all reasonably requested assistance with respect to any Products or Related Products recalls initiated by ZO SKIN HEALTH or by any governmental agency or authority.

6.7    Price Changes Notification. Distributor Purchase Prices offered to Distributor are and shall remain based on standard distributor discounts from current US pricing. ZO SKIN HEALTH shall give written notice to Distributor of any amendment to the Distributor Purchase Prices of Products or Related Products at least sixty (60) days in advance of the change.

6.8    Price Increase Protection. Any orders from Distributor for Products or Related Products which are received by ZO SKIN HEALTH prior to the effective date of a price increase shall be invoiced at the previous price. Price protection will be extended to Distributor by ZO SKIN HEALTH for the purpose of satisfying legally binding Customer purchase agreements and quotations for Products or Related Products with Distributor which are in force on the effective date of the price increase. In order to obtain price protection, Distributor must provide ZO SKIN HEALTH with satisfactory documentation of such purchase agreement or binding quotation, prior to the effective date of the price increase.
6.9    Price Decrease Protection. In the event ZO SKIN HEALTH decreases the price of any Products or Related Products, Distributor may apply for a credit for Products or Related Products purchased by Distributor within sixty (60) days of the announced price decrease (the “Qualifying Product”). The credit shall be given in product and shall be equal to the difference between the price paid by Distributor for the Qualifying Product, (less any prior credits granted by ZO SKIN HEALTH) and the announced decreased price for the Products or Related Products. Issuance of the price protection credit by ZO SKIN HEALTH is contingent upon Distributor’s submission to ZO SKIN HEALTH, not later than thirty (30) days after the effective date of such price decrease, of an accurate report of the Qualifying Product. Upon verification of the inventory report by ZO SKIN HEALTH, a credit in product will be given to Distributor no later than sixty (60) days after receipt by ZO SKJN HEALTH of such report.

6.10    Product Changes. ZO SKIN HEALTH may at any time upon sixty (60) days’ advance written notice to Distributor without liability to Distributor:

(a)    Alter the specifications for any Products or Related Products;

(b)    Discontinue the development of any new Products, whether or not such new Products have been announced publicly;

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(c)    Discontinue the sale of any Products; and

(d)    Commence the development and distribution of new Products and Related Products which may make any current Products or Related Products obsolete.

7.    PRICES AND PAYMENT TERMS

7.1     Products and Related Products Prices. Subject to Sections 6.7 through 6.9 above, ZO SKIN HEALTH may, in its sole discretion, change the Distributor Purchase Prices for Products and Related Products listed in Exhibit A at any time. Subject to the provisions of Section 2.6, ZO SKIN HEALTH may, in its sole discretion, adjust the suggested price at which the Products and Related Products should be sold to Customers and the suggested retail price at which the Products and Related Products are to be sold to the public (i.e., end-user) from time to time. All Distributor Purchase Prices shall be measured in U.S. dollars.

7.2    Payment Terms. The first order shall be prepaid. Thereafter, as long as Distributor is not in breach of this Agreement, Distributor’s invoices shall be due net thirty (30) days. Distributor shall pay ZO SKIN HEALTH by international bank wire transfer to an account specified by ZO SKIN HEALTH in ZO SKIN HEALTH’s invoice to Distributor, or by a confirmed letter of credit or an approved credit card. All payments shall be made in U.S. dollars.

7.3    Delinquent Accounts. All amounts due and owing to ZO SKIN HEALTH hereunder, but not paid by Distributor in accordance with the permitted net payment terms, shall become immediately due and owing (the “Delinquent Accounts”). The Delinquent Accounts shall, for the first thirty (30) days of delinquency, bear interest in U.S. dollars at the rate of the lesser of: (i) four percent (4%) per annum above the then applicable prime interest rate announced by the Wall Street Journal for 90-day U.S. dollar loans to prime commercial customers in the United States; or (ii) the maximum lawful interest rate permitted under California law. Any Delinquent Accounts not paid within the first thirty
(30) days of becoming delinquent shall bear interest at the lesser of (x) eighteen percent (18%) per annum or (y) the highest rate permitted by California law, until paid. Such interest shall at all times accrue monthly on the balance of the Delinquent Accounts. Timely payment is a material term of this Agreement. Failure by Distributor to pay an invoice within 60 days of invoicing shall excuse ZO SKIN HEALTH from its obligation to ship any further Product or Related Product and entitle it to terminate Distributor’s rights under this Agreement, without an opportunity to cure. This right to terminate shall continue for 90 days after the invoice is paid and is not waived by acceptance of payment.

7.4    Taxes. Distributor shall be responsible for all taxes payable in the Territory. Distributor, by way of illustration and not by way of limitation shall be responsible for all excise, sales, use, GST and value added taxes relating to Products and Related Products sold in the Territory, including any goods and services taxes payable in the Territory.

8.    TERMS AND TERMINATION

8.1    Term. This Agreement shall commence on the Effective Date and shall continue in effect for a period of five (5) years, unless otherwise terminated pursuant to the provisions

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of this Agreement. Further, if Distributor has not, at any time, breached any material term of this Agreement, then at the election of Distributor, which shall be communicated to ZO SKIN HEALTH in writing at least 180 days prior to the end of the then-current term, the term of this Agreement shall continue for a subsequent 2-year period.

(a)    Distributor' s right to continue this Agreement for subsequent 2-year periods shall continue as long as Distributor has not breached a material term of this Agreement and Distributor provides timely notice of its election to ZO SKIN HEALTH, as provided above.

(b)    If Distributor so elects to extend the term for a subsequent 2-year period, prior to the end of the then-current term, Distributor and ZO SKIN HEALTH shall negotiate to reach an agreement on Distributor' s Minimum Purchase Requirements for each year of the next 2-year period. If they are unable to reach an agreement on Distributor’s Minimum Purchase Requirements prior to the end of the then-current term, the Minimum Purchase Requirement for each year of the subsequent 2-year period shall
be set at    of the Minimum Purchase Requirement for the year immediately preceding that particular year.

(c)    If during any subsequent 2-year period, Distributor or its owners desire to sell either a controlling interest in the ownership of Distributor or substantially all of the assets of Distributor, Distributor must provide written notice of the transaction to ZO SKIN HEALTH within 30 days of date of that transaction and obtain ZO SKIN HEALTH’s consent to continue with this Agreement. If Distributor fails to get ZO SKIN HEALTH’s consent, ZO SKIN HEALTH shall be entitled to terminate this Agreement.

8.2    Termination.    Either Party may specifically terminate this Agreement in the following circumstances:

(a)    If either Party gives the other Party written notice to correct one or more breaches of the terms of this Agreement and the other Party fails to correct such breach within thirty (30) days after receipt of written notice of the same, the aggrieved Party may immediately terminate this Agreement. Notwithstanding the foregoing, ZO SKIN HEALTH may terminate this Agreement without any advanced notice and without providing an opportunity to cure for: (i) failure by Distributor to pay an invoice within 60 days of invoicing (as discussed in section 7.3); (ii) violation by Distributor of section 2.3 (“Sales Outside the Territory. Channels of Distribution; Internet Sales,” if ZO SKIN HEALTH determines that there is a pattern of violating that section; (iii) failure by Distributor to meet its minimum purchase requirements (as discussed in section 4.1); or (iv) violation of the restrictions for use of the name "Obagi" as provided in section 4.7. Waiver by ZO SKIN HEALTH or Distributor of a breach by the other Party shall not constitute a waiver of any continuing breach or of any future breach by the other Party.

(b)    Either Party may immediately terminate this Agreement for cause upon giving written notice of such termination to the other Party as a result of the occurrence of any of the following events:

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(i)    if the other Party makes a voluntary petition in bankruptcy, insolvency or similar petition;

(ii)    an involuntary petition in bankruptcy, insolvency or similar petition is made against the other Party;

(iii)    if the other Party becomes insolvent or makes a general assignment for the benefit of creditors, suffers or permits an appointment of a receiver for its business or assets or is liquidated; or
(iv)    the enactment or adoption of any change in laws, rules, regulations or governmental policies or other change in circumstances that makes it illegal, impossible or impracticable to export, import, market, sell and distribute the Products to or in the Territory as contemplated in this Agreement.

8.3 Rights Upon Termination. Upon termination or expiration of this Agreement:
(a) all of Distributor's rights granted hereunder shall immediately cease; (b) Distributor shall deliver to ZO SKIN HEALTH, or at ZO SKIN HEALTH’s direction shall destroy any and all language translations of ZO SKIN HEALTH’s sales and technical literature and materials in Distributor's possession or control, the costs of which shall be borne by the Party whose breach of the Agreement caused the termination, if applicable, otherwise, such costs shall be borne by ZO SKIN HEALTH; (c) Distributor shall return to ZO SKIN HEALTH any Products or Related Products in its possession which were purchased from ZO SKIN HEALTH within one hundred twenty (120) days of the date of termination or expiration of the Agreement, except for Products or Related Products required to fulfill legally binding Customer purchase agreements and quotations for a period of no longer than one hundred twenty (120) days from the date of termination or expiration; (d) Distributor shall immediately return to ZO SKIN HEALTH all other ZO SKIN HEALTH property, including, but not limited to, all original documents and copies which contain ZO SKIN HEALTH Proprietary Information; (e) Distributor shall deliver to ZO SKIN HEALTH such documents and instruments as ZO SKIN HEALTH may reasonably request in connection with the termination or expiration of this Agreement, but in no case shall this exceed the requirements of Section 4.2(h) above; and (f) Distributor shall remove from all of its facilities all signs, billboards and other similar items bearing any of the ZO SKIN HEALTH Marks or identifying Distributor as an authorized distributor of ZO SKIN HEALTH or the Products and Related Products and, within a reasonable period of time following such termination, withdraw or cancel any registrations or filings with governmental authorities relating to Distributors’ use of any of the ZO SKIN
HEALTH Marks. It is agreed that Products or Related Products held by Distributor that were purchased from ZO SKIN HEALTH more than one hundred twenty (120) days prior to the date of termination shall be deemed “shelf worn” and of no value. ZO SKIN HEALTH shall promptly refund to Distributor the price Distributor paid for the Products and Related Products returned which were purchased within one hundred twenty (120) days of termination. Except as required for Distributor's performance of obligations under this Section 8.3 or Section 8.4, upon expiration or earlier termination of this Agreement, Distributor shall immediately cease and desist from any further use of Proprietary Information of ZO SKIN HEALTH. Surviving Terms. The provisions of Sections 2.4, 7, 8.2, 8.3, 9, 10, 11, 12, 13, 14, 15 and 16 and each other provision of this Agreement, which by its nature survives

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expiration or termination, shall survive the expiration or the termination of this Agreement by either Party for any reason.

9.    ZO SKIN HEALTH'S WARRANTY AND INDEMNITY

9.1    Limited Warranties. Subject to Section 9.2, ZO SKIN HEALTH represents and warrants to Distributor that (a) ZO SKIN HEALTH has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation; (b) ZO SKIN HEALTH (and its authorized signatory) has the necessary corporate power, authority and legal capacity to enter into and to observe and perform its covenants and obligations under this Agreement and has taken all necessary corporate action in respect thereof; (c) this Agreement has been duly executed and delivered by ZO SKIN HEALTH and constitutes ZO SKIN HEALTH's legal, enforceable and binding obligation; (d) ZO SKIN HEALTH’s execution and performance of this Agreement will not conflict with the terms or conditions of any other agreement or contract to which it is a party or is otherwise bound; (e) no approval, action or authorization by any governmental authority or agency is required for ZO SKIN HEALTH's execution and performance hereof (except for governmental certifications, registrations, licenses and approvals for the export of the Products and Related Products to the Territory)
which has not already been obtained; (f) subject to any other provision in this Agreement to the contrary, ZO SKIN HEALTH owns all ZO SKIN HEALTH Marks and any patents, inventions, discoveries, know-how, confidential information, proprietary information and trade secrets, trademarks, service marks, internet domain names, copyrights and other copyrightable works, including, databases and software and all registrations and app1ications for registration of any of the foregoing (the “Intellectual Property”), related with the Products and Related Products or used or needed for the operation of the business of ZO SKIN HEALTH, or holds adequate licenses or otherwise possesses sufficient rights to use such Intellectual Property in the United
States of America and the Territory; and, (g) all Products and Related :Products shall be of ZO
SKIN HEALTH standard quality..

9.2    Disclaimer of Warranties. EXCEPT AS PROVIDED IN SECTION 9.1 ABOVE, ZO SKIN HEALTH MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH REGARD TO THE PRODUCTS, THE RELATED PRODUCTS OR THE ZO SKIN HEALTH MARKS, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT.

9.3    ZO SKIN BEALTH's Indemnification.

(a)    ZO SKIN HEALTH shall defend, indemnify and hold Distributor harmless from and against any claim of a third party that is either reduced to final, non-appealable judgment or settled with ZO SKIN HEALTH's consent, not to be unreasonably withheld, to the extent arising from the gross negligence or willful misconduct of ZO SKIN HEALTH, its employees or agents (other than Distributor or sub-distributors of Distributor) in the performance of its obligations under this Agreement. ZO SKIN HEALTH will pay resulting court costs, damages and legal fees finally awarded, provided Distributor promptly notifies ZO SKIN HEALTH in writing of any such claim, ZO SKIN HEALTH has sole control of the defense and all related

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settlement negotiations, and Distributor provides ZO SKIN HEALTH with such assistance and all related information for such defense as ZO SKIN HEALTH may reasonably request. In the event ZO SIGN HEALTH assumes control of the defense of a matter, it shall consult with Distributor on a regular basis and keep Distributor apprised of the status of the action.

(b)    ZO SKIN HEALTH shall defend, indemnify and hold Distributor harmless from and against any claim that the Products, ZO SKIN HEALTH technical and sales literature or the ZO SKIN HEALTH Marks infringe in the Territory on a patent, trademark or copyright of a third party (a “Claim”), and pay resulting court costs, direct damages and legal fees incurred in connection with such Claim, provided
(i)    Distributor promptly notifies ZO SKIN HEALTH in writing of any such Claim and
(ii)    gives ZO SKIN HEALTH sole control of the defense of the same and all negotiations for its settlement or compromise. Should any Products or Related Products become, or in ZO SKIN HEALTH’s opinion be likely to become, the subject of a claim of infringement, Distributor shall permit ZO SKIN HEALTH, at ZO SKIN HEALTH’s option and expense, to (x) procure for Distributor the right to continue using the Products or Related Products, (y) replace or modify the Products or Related Products to become non-infringing, or (z) if neither procurement nor replacement is commercially reasonable, terminate the sale of the Products or Related Products or terminate this Agreement by giving written notice thereof to the Distributor, with no further obligation or liability to Distributor. Notwithstanding the foregoing, ZO SKIN HEALTH shall have no liability for any claim of infringement to the extent based upon any modification of the Products, ZO SKIN HEALTH technical and sales literature or of the ZO SKIN HEALTH Marks not made by ZO SKIN HEALTH or its authorized representatives with ZO SKIN HEALTH’s prior express written consent and, in no event shall ZO SKIN HEALTH have liability for any infringement until such time as ZO SKIN HEALTH receives actual notice of alleged infringement and then the liability shall only be for claims thereafter and only in the event ZO SKIN HEALTH authorizes in writing the continuing use of the same. In the event ZO SKIN HEALTH does not authorize in writing the continuing use of the same, any affected Products shall be considered Defective Products under this Agreement. THE FOREGOING PROVISIONS OF THIS SECTION 9 STATE THE ENTIRE LIABILITY OF ZO SKIN HEALTH WITH RESPECT TO INFRINGEMENT IN THE TERRITORY OF ANY PROPERTY RIGHT OF A THIRD PARTY BY THE PRODUCTS OR THE RELATED PRODUCTS, ZO
SKIN HEALTH TECHNICAL AND SALES LITERATURE AND THE ZO SKIN HEALTH MARKS.

10.    DISTRIBUTOR WARRANTY AND INDEMNITY

10.1    Limited Warranties. Distributor represents and warrants to ZO SKIN HEALTH that (a) Distributor has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation; (b) Distributor (and its authorized signatory) has the necessary corporate power, authority and legal capacity to enter into and to observe and perform its covenants and obligations under this Agreement and has taken all necessary corporate action in respect thereof; (c) Distributor has all required licensing, and is

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authorized, to sell pharmaceutical products in the Territory; (d) this Agreement has been duly executed and delivered by Distributor and constitutes Distributor’s legal, enforceable and binding obligations; (e) Distributor’s execution and performance of this Agreement will not conflict with the terms or conditions of any other agreement or contract to which Distributor is a party or is otherwise bound; and (f) no approval, action or authorization by any governmental authority or agency is required for Distributor’s execution and performance hereof (except for governmental certifications, registrations, licenses and approvals for the marketing, sale and distribution of the Products and Related Products in the Territory) which has not already been obtained.

10.2    Distributor's Indemnification. Distributor shall defend, indemnify and hold ZO SKIN HEALTH harmless from and against any claim of a third party that is either reduced to final, non-appealable judgment or settled with Distributor's consent, not to be unreasonably withheld, to the extent arising out of or resulting from:

(a)    Distributor’s and sub-distributors’ negligent acts or omissions or willful misconduct in the use, import, marketing, promotion, advertising, distribution and sale of the Products or Related Products, including but not limited to Distributor’s and sub-distributors’ promotional or advertising materials for the Products or Related Products;

(b)    Any statements, claims, representations or warranties made by Distributor or any sub-distributor relating to the Products or Related Products, other than as authorized or made by ZO SKIN HEALTH in writing, including but not limited to those made in the ZO SKIN HEALTH technical and sales literature and materials;
(c)    Any breach by Distributor and/or any sub-distributor of their obligations under this Agreement or a sub-distribution agreement; and

(d)    Any infringement or claim thereof of any patent, copyright, trademark, service mark, trade name, trade secret or any other property right of a third party arising from the use by Distributor or any sub-distributors of (i) any symbol, insignia, name or identifying characteristic other than the ZO SKIN HEALTH’s Marks, (ii) any combination of any ZO SKIN HEALTH Mark with any materials not provided or approved by ZO SKIN HEALTH, (iii) any modification to the Products or Related Products not made by ZO SKIN HEALTH, or (iv) any use of the Products or Related Products not authorized or certified by ZO SKIN HEALTH or by the ZO SKIN HEALTH technical and sales literature and materials.

11.    LIMITATION OF LIABILITY.

11.1    DISTRIBUTOR AGREES THAT ZO SKIN HEALTH'S TOTAL AGGREGATE LIABILITY UNDER TIDS AGREEMENT SHALL NOT EXCEED THE AGGREGATE AMOUNTS PAID BY DISTRIBUTOR TO ZO SKIN HEALTH FOR PRODUCTS UNDER THIS AGREEMENT DURING THE IMMEDIATELY PRECEDING TWELVE (12) MONTHS OR, IN THE EVENT THIS AGREEMENT HAS BEEN IN EFFECT LESS THAN TWELVE (12) MONTHS, TWELVE (12) ANNUALIZED MONTHS FROM THE EFFECTIVE DATE.

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11.2    IN NO EVENT WILL ZO SKIN HEALTH BE LIABLE TO DISTRIBUTOR FOR CONSEQUENTIAL, EXEMPLARY, INCIDENTAL OR INDIRECT OR PUNITIVE DAMAGES OR LOSS OF GOODWILL, BUSINESS OPPORTUNITY OR PROFIT, IN CONNECTION WITH THE SUP PLY, USE OR PERFORMANCE OF THE PRODUCTS
AND RELATED PRODUCTS PROVIDED HEREUNDER, OR IN CONNECTION WITH
ANY CLAI M ARISING FROM OR RELATED TO THIS AGREEMENT, EVEN IF
DISTRIBUTOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR IF THE EXCLUSIVE REMEDIES STATED HEREIN FAIL OF THEIR ESSENTIAL PURPOSE.

11.3    DISTRIBUTOR FURTHER AGREES THAT THE BENEFITS OF THIS SECTION 11 SHALL EQUALLY APPLY TO PERSONS OR ENTITIES RELATED TO ZO SKIN HEALTH, INCLUDING ITS PAST, CURRENT AND FUTURE EMPLOYEES, ATTORNEYS AND DISTRIBUTORS.

11.4    Notwithstanding the foregoing provisions of this Section 11, this Agreement shall not limit the liability of ZO SKIN HEALTH for personal injury, including death, arising from the gross negligence or willful misconduct of ZO SKIN HEALTH or its employees acting within the scope of their employment, or for strict product Liability to the extent the Parties are prohibited by applicable law from limiting ZO SKIN HEALTH’s responsibility therefor.
12.    PROPRIETARY RIGHTS.

Except as otherwise provided herein, ZO SKIN HEALTH expressly retains tit e and ownership to all worldwide Intellectual Property rights, including without limitation, design, know-how, patent rights, trademarks, and copyrights in and to the Products or used in connection with Related Products, ZO SKIN HEALTH trademarks, service marks and logos, and any modifications, adaptations, derivative works, and enhancements made thereto.

13.    CONFIDENTIALITY.

13.1    Definitions. For purposes of this Agreement, “Trade Secrets” means information which: (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. “Confidential Information” means information, other than Trade Secrets. that is of value to its owner and is treated as confidential. “Proprietary Information” means Trade Secrets and Confidential Information.

13.2    Nondisclosure Requirements. Each Party agrees to hold Proprietary Information of the other Party in strictest confidence and not to copy, reproduce, distribute, manufacture, duplicate, reveal, report, publish, disclose, cause to be disclosed, or otherwise transfer the Proprietary Information of the other Party to any third party, or utilize such Proprietary Information for any purpose whatsoever other than as expressly contemplated by this Agreement or as otherwise agreed to in writing by the Parties. Each Party may only disclose the other Party’s Proprietary Information to employees, representatives and consultants of such Party who are under a written obligation to comply with the nondisclosure obligations set forth herein. Each Party agrees to notify the other Party in writing of any suspected or known breach of the

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obligations or restrictions set forth in this Section 13. The obligations of this Section 13.2 shall continue for so long as such information constitutes a Trade Secret under applicable law and for Confidential Information, for the term of this Agreement and for a period of three (3) years following termination or expiration of this Agreement. Notwithstanding the foregoing, any previously executed nondisclosure agreement between the Parties shall continue in full force and effect, provided that to the extent of any inconsistency or ambiguity between such non-disclosure
agreement and this Agreement, this Agreement shall take precedence and control and govern in all respects.    ·

13.3    Exceptions. The foregoing obligations of this Section 13 shall not apply if and to the extent that: (i) the information communicated was already known to a Party without obligation to keep such information confidential at the time of a Party's receipt from the other Party; (ii) the information communicated was received by a Party in good faith from a third party lawfully in possession thereof and having no obligation to keep such information confidential, or
(iii)    a Party establishes that the information communicated was publicly known at the time of such Party’s receipt from the other Party or has become publicly known other than by a breach of this Agreement. If either Party is required to disclose all or part of the Proprietary Information of the other Party pursuant to any legal requirement of any country which may have jurisdiction over that Party, such Party shall immediately upon becoming aware that such disclosure is required, give the other Party notice of the circumstances in which the disclosure is required and, subject to applicable law, agree with the other Party on the extent and timing of such disclosure.
14.    TRADEMARKS

14.1    Use of the ZO SKIN HEALTH Marks. ZO SKIN HEALTH hereby grants to Distributor, and Distributor hereby accepts from ZO SKIN HEALIB, a nonexclusive, nontransferable , royalty-free license to use the ZO SKIN HEALTH Marks set forth on Exhibit C hereto, solely in connection with the marketing, distribution, promotion, advertising and sale of the Products and Related Products in the Territory and in accordance with any ZO SKIN HEALTH standards and instructions, and for no other purpose. ZO SKIN HEALTH may inspect and monitor Distributor's use of the ZO SKIN HEALTH Marks. Distributor shall not adopt, use or register any words, phrases or symbols which are identical to or confusingly similar to any of the ZO SKIN HEALTH Marks or oppose any such registration by ZO SKIN HEALTH. Distributor is not granted any right, title or interest in the ZO SKIN HEALTH Marks other than the foregoing limited license, and Distributor shall not use the ZO SKIN HEALTH Marks as part of Distributor's business entity or trade name or permit any third party to do so.

14.2    Markings. Distributor shall not remove or alter any ZO SKIN HEALTH trade names, trademarks, copyright notices, serial numbers, labels, tags or other identifying marks, symbols or legends affixed to any Products or Related Products, documentation or containers or packages. In the event re-labeling, insertion of legends and/or any other regulatory modifications or insertions to labeling, tags or legends are required by Territory’s competent regulatory autbori6es, Distributor shall provide advance written notice of such requirements to ZO SKIN HEALTH and the Parties shall work together to satisfy those requirements.

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14.3    Infringements. Distributor shall provide prompt notice to ZO SKIN HEALTH of any infringement or potential infringement of the ZO SKIN HEALTH Marks by a third party and of any challenge to its use of the ZO SKIN HEALTH Marks by a third party. ZO SKIN HEALTH reserves the right in its sole discretion to institute. any proceedings against third party infringers of the ZO SKIN HEALTH Marks, and Distributor shall refrain from doing so. Distributor shall cooperate fully with ZO SKIN HEALTH in any legal action taken by ZO SKIN HEALTH against such third parties, provided that ZO SIGN HEALTH shall pay all expenses of such action and all damages which may be awarded or agreed upon in settlement of such action shall accrue to ZO SKIN HEALTH.

14.4    Termination of Use. Except as otherwise provided in Section 8.3(c) hereof, upon termination of this Agreement, Distributor shall immediately cease any use of the ZO SKIN HEALTH Marks in any manner. In addition, Distributor hereby appoints ZO SKIN HEALTH its attorney in fact, which appointment is coupled with an interest, to allow ZO SKIN HEALTH to cancel, revoke or withdraw any governmental registration or authorization permitting Distributor to use the ZO SKIN HEALTH Marks in the Territory. To effectuate the purposes of this provision, Distributor shall sign and deliver any documents and perform any further acts as may be reasonably requested by ZO SKIN HEALTH.

14.5    Distributor Web Sites. Notwithstanding anything herein to the contrary1 Distributor shall not operate an Internet site that references any of the Products or Related Products or the ZO SKIN HEALTH Marks ("Distributor Web Site" ) without the prior written consent of ZO SKIN HEALTH, not to be unreasonably withheld. In consideration of
ZO SKIN HEALTH allowing Distributor to reference the Products and Related Products or use the ZO SKIN HEALTH Marks in the Distributor Web Site, ZO SKIN HEALTH may provide and Distributor shall post upon mutual agreement on the Distributor Web Site within the Territory, mandatory content, including but not limited to privacy policies, terms of use, copyright and trademark notices, and graphics and trademark policies. Subject to ZO SKIN HEALTH’s prior written consent and upon mutual agreement, Distributor shall prominently provide on the home page of the Distributor Web Site within the Territory a link to ZO SKIN HEALTH’s Internet site in location, style, size and manner specified by ZO SKIN HEALTH.
14.6    Internet Search Strategies. Distributor may not use any ZO SKIN HEALTH Mark or any of the Products and Related Products in connection with any domain name, directory, address, locator, linking, co-branding, metatag, or with any other Internet search strategy.

15.    INSURANCE

15.1    Distributor Insurance. Distributor shall, at its own cost and expense, obtain and maintain in full force and effect the following insurance during the term of this Agreement:

(a)    Commercial and Umbrella / Excess General Liability insurance with per occurrence and general aggregate limits, combined, of not less than $1.000,000 per occurrence and in the aggregate;

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(b)    Products and Completed Operations Liability Insurance with $1,000,000 each claim and general aggregate limits of not less than $5,000,000;

(c)    Workers' Compensation Insurance with statutory limits for Workers' Compensation to the extent required in the Distributor’s jurisdiction;

(d)    Distributor shall obtain a waiver from any insurance carrier with whom Distributor carries Workers’ Compensation insurance releasing its subrogation rights against ZO SIGN HEALTH.

(e)    Distributor shall furnish certificates of insurance for all of the above noted policies as soon as practicable after the Effective Date and upon renewal or replacement of any such policies. Each insurance policy that is required under this Section 15.1 shall be obtained from an insurance carrier with an A.M. Best rating of at least A-.

15.2    ZO SKIN BEALTH Insurance. ZO SKIN HEALTH shall, at its own cost and expense1 obtain and maintain in full force and effect the following insurance or program of self-insurance (provided ZO SKIN HEALTH maintains a financial condition reasonably sufficient to cover such commitments) during the term of this Agreement:

(a)    Commercial and Umbrella / Excess General Liability insurance with per occurrence and general aggregate limits, combined, of not less than $5,000,000 per occurrence and in the aggregate;

(b)    Products and Completed Operations Liability Insurance with per occurrence and general aggregate limits of not less than $5, 000,000;

(c)    Distributor shall be named as additional insured under the Commercial General Liability and Products and Completed Operations Liability insurance policies as respects the products and completed operations outlined in this Agreement, subject to the limitations of those insurance policies.

ZO SKIN HEALTH shall furnish Distributor certificates of insurance for any policies obtained and which reflect that Distributor is an additional insured as soon as practicable after the Effective Date and upon renewal or replacement of any such policies. Any insurance policy that is obtained in satisfaction of this Section 15.2 shall be obtained from an insurance carrier with an A.M. Best rating of at least A-.

16.    MISCELLANEOUS.
16.1    Independent Contractors. Notwithstanding anything set forth herein to the contrary, the relationship of the Parties is that of independent contractors, and nothing herein shall be construed to create a partnership, joint venture, franchise, employment or agency relationship between the Parties. Neither Party shall have authority to enter into agreements of any kind on behalf of the other Party and shall not have the power or authority to bind or obligate the other Party in any manner to any third party.

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16.2    Assignment. Neither Party shall assign or otherwise transfer including by operation of law its rights or obligations under this Agreement without the prior written consent of the other Party.

16.3    Force Majeure. Except for Distributor's obligation to pay under Section 7, neither Party shall be liable for any failure to perform or delay in performance of its obligations hereunder caused by circumstances beyond its reasonable control, including, but not limited to, fire, storm, flood, earthquake, explosion, accident, acts of a public enemy or rebellion, insurrection, riot, civil commotion, strikes or other labor disputes, sabotage, epidemic, quarantine or any agency thereof, judicial action, raw product shortages, and any other such external circumstances (a “ Force Majeure”).

16.4    Notices. Notices permitted or required to be given hereunder shall be deemed sufficient if given by (a) registered or certified mail, postage prepaid, return receipt requested,
(b) reliable private courier service, such as Federal Express, or (c) facsimile sent to the respective addresses or facsimile numbers and to the attention of the representatives of the Parties set forth below or at such other addresses or facsimile numbers or representative as the respective
Parties may designate by like notice from time to time. Notices so given shall be effective upon receipt by the Party to which notice is given.

To ZO SKIN HEALTH:

ZO Skin Health, Inc.
Attn: James R. Headley, President & CEO
1 Technology Drive, Suite B-123 Irvine, CA 92618
Fax: (949) 988-7544

With a copy to:

William P. Cates , Esq. Cates Peterson LLP
4100 Newport Place, Suite 230 Newport Beach, CA 92660 Fax: (949) 724-1190
To Distributor:

CUTERA, INC.
Attn: Rajesh Madan, Vice President of Finance and Legal 3240 Brisbane Blvd.,
Brisbane, CA 94005

Fax: (415) 715-3529

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With a copy to:
CUTERA, K.K.
Attn: Chris West, Vice President Pacific Rim, Japan 12-10 Sakuragaoka-cho
Infoss Annex Bldg. 3F Shibuya-ku, Tokyo Japan 150-0031
Email: cwest@cutera.com
16.5    Arbitration. If any dispute arises between Distributor and ZO SKIN HEALTH relating to the subject matter of this Agreement, Distributor and ZO SKIN HEALTH shall each make a good faith effort to negotiate an amicable settlement of such matter. The Parties agree that, except as otherwise provided below, any disput,e, claim or controversy arising out of or relating in any way to the Parties’ relationship and/or to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this Agreement to arbitrate, shall be determined by arbitration in Orange County, California, United States, before one arbitrator. The arbitration shall be administered by Judicial Arbitration and Mediation Services (“JAMS”) pursuant to its Comprehensive Arbitration Rules and Procedures. Judgment on the award may be entered in any court having jurisdiction. To the maximum extent possible, the existence, subject, evidence, proceedings, and ruling resulting from the arbitration proceedings shall be deemed confidential information, and shall not be disclosed by either Party, their representatives, or the arbitrator, except: (a) to the professional advisers of ZO SKIN HEALTH and Distributor; (b) in connection with a public offering of securities by ZO SKIN HEALTH or Distributor; (c) as ordered by any court of competent jurisdiction; or (d) as required to comply with any applicable governmental statute or regulation The arbitrator shall be required to prepare written findings of fact. Notwithstanding the foregoing, either Party may apply to a court of competent jurisdiction for a temporary restraining order, preliminary injunction or other equitable relief, as necessary in order to supplement the claims presented in the arbitration, without breach of this arbitration agreement and without abridgement of the powers of the arbitrator.
16.6    Attorneys' Fees. If any Party brings an action or proceeding to enforce this Agreement or its rights under this Agreement, the Prevailing Party (as hereafter defined) in any such proceeding or action, or appeal thereon, shall be entitled to reasonable attorneys' fees and costs. Such fees and costs may be awarded in the same action or proceeding or recovered in a separate action or proceeding, whether or not such action or proceeding is pursued to decision or judgment. The term, “Prevailing Party” shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment., or the abandonment by the other Party of its claim or defense.

16.7    Governing Law. This Agreement has been made, executed and delivered in California, in which state the offices of ZO SKIN HEALTH are located. Accordingly, the Parties invoke the laws of California regarding the protection of their rights and enforcement of their obligations hereunder and they mutually stipulate and agree that this Agreement is in all respects (including, but not limited to, all matters of interpretation, validity, performance and the consequences of breach) to be exclusively construed, governed and enforced in accordance with the internal laws (excluding all conflict of laws rules) of California and any applicable federal laws of the United States of America, as from time to time amended and in effect. The Parties agree that the United Nations Convention on Contracts for the International Sale of

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Goods shall not apply in any respect to this Agreement or the Parties.

16.8    No Solicitation of Related Personnel. During the term of this Agreement, and for a period of twenty four (24) months after termination of this Agreement, neither ZO SKIN HEALTH, nor Distributor , nor any subsidiary or parent thereof, shall, directly or indirectly, (i) solicit for employment or consulting engagement, (ii) offer employment to, or (iii) engage the r elated business services of any person who is or was an officer, employee or consultant of the other Party.

16.9    Entire Agreement; Amendments; Severability. This Agreement constitutes the entire agreement between the Parties concerning the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this Agreement, or any waiver of any term or condition of this Agreement will be binding unless in writing and signed by a duly authorized representative of both Parties. The section and subsection headings in this Agreement are inserted solely as a matter of convenience and for reference, and shall not be considered in the construction or interpretation of any provision hereof. If any provision hereof is declared invalid by a court or arbitral tribunal of competent jurisdiction, such provision shall be ineffective only to the extent of such invalidity, so that the remainder of that provision and all remaining provisions of this Agreement will continue in full force and effect.

16.10    Language. The official language of this Agreement is English. All contract interpretations, notices , and dispute resolutions shall be in English. Any amendments to this Agreement shall be in English. Translations of any of these documents shall not be construed as official or original versions of the documents, or otherwise referred to in the interpretation or construction of the intentions of the Parties hereto.

16.11    Interpretation. This Agreement has been negotiated between unrelated Parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted in their own self-interest. In addition, each Party has been represented by experienced and knowledgeable legal counsel. Accordingly, any rule of law, including Section 1654 of the California Civil Code, as well as any other statute, law, ordinance, or common law principle, or other authority of any jurisdiction of similar effect, or legal decision that would require interpretation of any ambiguities in this Agreement against the Party who has drafted it is not applicable and is hereby waived. The provisions of this Agreement shall not be interpreted or construed against any Party to this Agreement because that Party or any attorney or representative for that Party drafted this Agreement or participated in the drafting of this Agreement.

16.12    Third Party Beneficiaries. Nothing herein express or implied is intended to or will be construed to confer upon or give any person or entity, other than the Parties, any rights or remedies under or by reason of this Agreement.

16.13    Public Announcements. Neither Party will make any press release or other public disclosure regarding this Agreement or the transactions contemplated hereby without the other Party’s express prior written consent, except as required under applicable law or regulations, including SEC regulations, if applicable, or by any governmental agency, in which case the Party required to make the press release or public disclosure shall use commercially reasonable efforts to obtain the written approval of the other Party as to the form, nature and

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extent of the press release or public disclosure prior to issuing the press release or making the public disclosure.

16.14    Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original hereunder. Each Party agrees to be bound by its own facsimile or telecopy or PDF signature, and accepts the facsimile or telecopy or PDF signature of the other Party hereto.
Accepted and agreed on behalf of:

ZO SKIN HEALTH, .INC.    CUTERA, INC.

Name: Title:

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EXHIBIT A
TO THE DISTRIBUTION
AGREEMENT BETWEEN
ZO SKIN HEALTH, INC.
AND
CUTERA, INC.

A.    PRODUCTS.

ZO SKIN HEALTH skin care products currently subject to this Distribution Agreement include:
SUGGESTED
DISTRIBUTOR    PRICE    SUGGESTED PURCHASE    TO        RETAIL
ITEM#    PRODUCT DESCRIPTION    SIZE    PRICE    CUSTOMERS    PRICE
050000    OilacleanseTM    240ml/8oz.
050100    Normacleanse™    240ml/8oz.
050200    Balatone™    180ml/6oz.

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051200 Glycogent™    75ml/2.5oz.
050300 Cebatrol™ (60 pads)    75ml/2.5oz.
050400    RetamaxThl    75ml/2 .5oz.
050500    Brightenex'"'    75ml/2.5oz. 051.600    ZO® Controlled Depth Pee™'            NIA 080000    04rx Melamin™ (Rx only)        80g/2,8oz.
080100    08rx Melamix™ (Rx only)    80g/2.8oz,
080200    Tretinoin 0.1% (Rx only)    2091.7oz.
080300    Tretinoin0.05% (Rx only)    20gl.7oz
051000 Vitascrub™     16291502.
051800    lnvisapeel™    50ml/1 .7oz.
511000    Hydrafirm™    1591.5oz.
051400    Aknetrol™    60mll2oz.
520000    ZO®3-Step Stimulation Peel™ Kit    6 Peels
N/A    Oclipse® C SPF 50    120ml/4oz .
N/A    LipRebuild™    15gl.5oz.

•    Conversion between milliliters and ounces is approximate.

B.    TERRITORY.
The Territory of Distributor shall be Japan, and any other geographic area designated by ZO SKIN HEALTII in writing and agreed to by Distributor for the exercise of Distributor's rights and obligations in the Distribution Agreement.

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Exhibit A, Page 2

C.    DISTRIBUTOR'S MINIMUM PURCHASE REQUIREMENT
Distributor's Minimum Purchase Requirements of Products and Related

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Products combined shall be 2015, to xxxxxx .in 2016, to

in 2014, and shall _increase to in 2017, and to xxxxx

in in 2018 (pro
rated for the short year). ZO SKIN HEALTH’S remedies on Distributor’s failure to meet the Minimum Purchase Requirements of Products and Related Products are set forth in Sections 4.1 and 8.1 of th.is Agreement. The above dollar amounts refer to United States currency.

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EXHIBITB

PURCHASE ORDER AND ROLLING FORECAST FORM
Rolling 4-Q Forecast by Units and Actual P.O Rolling 3-Q Forecast by Units
Distributor's Name: _ _ _ _ _ _ _ _ _ _ _ _ _ _

Distributor's Signature: _ _ _ _ _ _ _ _ _ _    Date: _ _ _ _ _ _ _ _ _ _

	QUARTER 1				QUARTER2				QUARTER 3				QUARTER4
' This Quarter represents a Purchase Order				UNIT	This Quarter is a Forecast Q2			UNIT	This Quarter is a Forecast Q3			UNlT	This Quarter is a ForecastQ4			UNIT
PRODUCTS	Oct. 12	Nov. 12	Dec, 12	Qtr. Total	Jan. 13	Feb. 13	Mar. 13	Qtr. Total	Apr. 13	May. 13	Jun_ 13	Q tr. Total	Jul. 13	Aug. 13	Sep . 13	Qtr. Total

(Note: This is just a sample spreadsheet in the format in which to layout your spreadsheet. Not all products are available in all countries. Please use only those products that are appropriate for your market.)
*The Quarter not shaded, signifies an actual Purchase Order and constitutes a binding order. The following three shaded quarters are viewed as forecasts Your signature above approves a shipment of product noted in Quarter one. Unit orders must be placed in master shipper quantities.
This order is subject to all the terms and conditions contained in your International Product Distribution Agreement.
This Form (Purchase order and Rolling 3-Q Forecast by units) must be provided to ZO SKIN HEALTH by February 1, by May 1, by August 1, and by November 1 of each year.

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EXHIBITC

ZO SKIN HEALTH MARKS

ZO Skin Health has registered several trademarks with the United States Patent and Trademark Office with respect to its brand and products. They include:

•    "ZO”'®, registration no. 3443712
•    "Offects"®, registration no. 3818858
•    “Ossential"®, registration no. 3593734
•    "Ommerse”®, registration no. 3544801
•    "Oclipse"®, registration no. 3774720
•    "Olluminate"®, registration no. 3534953
•    "Oraser"®, registration no. 3534951

ZO Skin Health also has several other trademarks that it regularly uses in commerce. ZO Skin Health has trademark applications pending with the United States Patent and Trademark Office for the following trademarks:

•    "Balatone," application no. 85505883
•    " Brightenex," application no. 85505893
•    "Cebatrol," application no. 85505978
•    "Glycogent,'' application no. 85505981
•    " Melamin," application no. 85505963
•    " Melamix," application no. 85505965
•    " Normacleanse,'' application no. 85505878
•    "Oilacleanse," application no. 85505870
•    " Retamax," application no. 85505957;
•    " ZO Medical,'' application no. 85518544
•    "ZO Controlled Depth Peel," application no. 85505983

All of the above marks are collectively referred to as the “ZO trademarks.” ZO Skin Health actively uses and markets all of the ZO Trademarks in commerce.

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Exhibit C, Page 2

For purposes of Section 4.7, the phrase “by Zein Obagi, M.D.” may only be used in a font size not materially different than the proportional relationship to the font size of “ZO® MEDICAL” set forth below:

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EXHIBIT D

Defective Product Complaint

Below is the written procedure for reporting, processing and handling complaints regarding cosmetic products manufactured by or for ZO SKIN HEALTH, Inc. (“ZO SKIN HEALTH”). ZO SKIN HEALTH may modify, remove, or replace these procedures at any time and from time to time by prior written notice to Distributor.

Upon receipt of a complaint by Distributor or a sub-distributor, the attached Product Complaint Form must be completed and fully identify the complaint and product(s) involved. The complaint must be submitted to ZO SKIN HEALTH's International Sales and Marketing Department, which receives all drug complaints. Whenever possible send the product associated with the complaint with the “Product Complaint Form.

The nature of the complaint must be classified as described below.

Quality Defect:
A product complaint expressing dissatisfaction with the quality of a product, e.g. a complaint expressing dissatisfaction with the attributes of the product, such as missing lot numbers or expiration dates, discoloration of product, leaking caps, etc.

Medical Defect (Adverse Experience):
A product complaint reporting an Adverse Experience associated with the use of the product with humans. An Adverse Experience is an event associated with the product, e.g. use of the product, any significant performance failure or unexpected pharmacological activity; such as rashes, hypo-pigmentation, acne, etc.

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COSMETIC PRODUCT COMPLAINT FORM

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EXHIBIT E

Sub-Distributor Agreement Requirements
►    All    terms defined in the Agreement shall be given the same meaning.
►    The    sub-distributor must be restricted from directly or indirectly promoting, marketing, selling and distributing the Products and Related Products through itself to Customers located in the Territory and within the Channels of Distribution. This does not prevent Distributor from further restricting the rights of sub-distributor with respect to the Products and Related Products.
Appoint ZO SKIN HEALTH a power of attorney, which appoint shall be coupled with an interest, for purposes of terminating the sub-distribution agreement as set forth below and in the Agreement.
Restrict sub-distributor’s use of ZO SKIN HEALTH sales and technical literature and materials to the use required and approved by ZO SKIN HEALTH to exclusively promote, market, sell and distribute the Products and Related .Products in the Territory and within the Channels of Trade.
Reservation of all other rights related to the Products and Related Products to ZO SKIN HEALTH. Subject to the laws of Japan, restrict sub-distributor from selling Products and Related Products to Customers at a price below the suggested price to Customers set forth in the Agreement or allowing the sale of Products or Related Products to Customers who sell Products or Related Products to the public (i.e., end-user) at a price which is less than the retail price set forth in the Agreement. ZO SKIN HEALTH as attorney in fact shall have the right to terminate the sub-distribution agreement for any breach of these restrictions.
Require sub-distributor to use commercially reasonable efforts to further the promotion, marketing, sale and distribution of the Products and Related Products in the Territory and within the Channels of
Distribution, including but not limited to building brand awareness and participating in any ZO SKIN
HEALTH sales or promotional programs.
Require sub-distributor not to make any materially misleading or untrue statements concerning Products and Related Products.
Restrict sub-distributor from selling, distributing, marketing, advertising or soliciting purchase orders for any product that is competitively positioned to the Products or Related Products. Distributor shall have the right to immediately terminate sub-distributor for any breach of these restrictions. ZO SKIN HEALTH as attorney in fact shall have the right to terminate the sub-distribution agreement for any breach of these restrictions. Notwithstanding the foregoing, if there is not a pattern of violations of this restriction, as determined by ZO SKIN HEALTH, in its discretion, then Distributor shall have a period of 30 days to cure sub-distributor’s breach after receipt of written notice of such violation from ZO
SKIN HEALTH.

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Require sub-distributor to comply with all applicable Governmental Requirements and assist ZO SKIN HEALTH in obtaining any licenses, registrations or permits of any kind, and otherwise, to allow ZO
SKIN HEALTH to be in compliance with all Governmental Requirements in the Territory.
►    Restrict sub-distributor from using any marketing materials until receiving ZO SKJN HEALTH ' s written approval.
Require any return of Products or Related Products to be made through Distributor and not directly to
ZO SKIN HEALTH.
Require that the sub-distribution agreement be co-terminus with the Agreement.

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Require that upon termination or expiration of the sub-distribution agreement: (a) all of sub-distributor's rights granted thereunder shall immediately cease; (b) sub-distributor shall deliver to Distributor any and all language translations of ZO SKIN REALTH’s sales and technical literature and materials in sub distributor’s possession or control; (c) sub-distributor shall immediately return to Distributor all other ZO SKIN HEALTH property, including, but not limited to, all original documents and copies which contain ZO SKIN HEALTH Proprietary Information; (e) sub-distributor shall remove from its facilities and other premises all signs, billboards and other similar items bearing any of the ZO SKIN HEALTH Marks or identifying sub-distributor as an authorized sub-distributor or distributor of ZO SKIN HEALTH or the Products and Related Products and, within a reasonable period of time following such termination, withdraw or cancel any registrations or filings with governmental authorities relating to sub-distributor's use of any of the ZO SKIN HEALTH Marks. Except as required for sub-distributor’s performance of obligations under these requirements, upon expiration or earlier termination of the sub-distribution agreement, sub-distributor shall immediately cease and desist from any further use of Proprietary Information of ZO SKIN HEALTH.
Restrict sub distributor's use and disclosure of ZO SKIN HEALTH'’s Proprietary Information to at least the same extent as Distributor is restricted by the Agreement.
Restrict sub-distributor from operating an Internet side that references any of the Products or Related Products or the ZO SKIN HEALTH Marks without the prior written consent of ZO SKIN HEALTH, which shall also require sub-distributor to pose any information requested by ZO SKIN HEALTH with respect to the Productss, Related Products or the ZO SKIN HEALTH Marks.
Restrict sub-distributor from using any ZO SKIN HEALTH Mark or any Products or Related Products in
connection with any domain name, directory, address, locator, linking, co-branding, metatag, or with any other Internet search strategy.
►    Make ZO SKIN HEALTH an express and intended third party beneficiary under the sub-distribution agreement.
Any and all other requirements placed upon sub-distributors under the Agreement.

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EXHIBIT F

Competing Products Subject to 2 Year Exception

1.    Elastilash (OMP product)

2.    Elastiderm (OMP product)

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